UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Bond Fund

September 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 14, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2011.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund may invest in a broad range of fixed income securities in both developed and emerging markets. The Fund may invest across all fixed income sectors, including U.S. and non-U.S. government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment- grade fixed income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the U.S. dollar). The Fund underperformed its benchmark for both the six- and 12-month periods ended September 30, 2011, before sales charges. For the 12-month period, the Fund’s yield curve, sector and currency positioning detracted. Within sector allocation, an underweight to agency mortgages and exposure to high yield and emerging market debt detracted. Exposure to bank loan debt contributed positively. Currency positioning was a modest negative, with short positions in the Japanese yen, euro and Swiss franc detracting, partially offset by a long position in the

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

Norwegian krone. Security selection, specifically the Fund’s underweight to peripheral Europe, which underperformed, was a strong positive.

For the six-month period, as volatility increased and spreads widened, exposure to high yield and emerging market debt detracted, as did an overweight to investment grade corporates. Security selection in the Fund’s investment grade corporates also detracted. For both periods country allocation was positive. An underweight to Japan and overweights to the UK and Canada contributed positively. Yield curve positioning, specifically the underweight in the long end of the curve, detracted as global yields declined during the 12-month reporting period.

The Fund utilized derivative instruments during both periods, including Treasury futures and interest rate swaps, in order to manage duration and yield curve positioning. The Fund utilized leverage in the form of reverse repurchase agreements, which had a positive impact on performance.

Market Review and Investment Strategy

The global economic recovery that was underway early in the 12-month period slowed in the second half, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in Japan and a spike in commodity prices, particularly oil, all provided headwinds for the global economy. Late in the period, renewed fears of a double-dip recession roiled the global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. This mounting fear and uncertainty led to a spike in financial market volatility.

Global fixed income markets posted positive absolute returns for the 12-month period. Nongovernment sectors outperformed in the first six months, with most global governments rallying toward the end of period as risk aversion set in and investors preferred safety. For the 12-month period ended September 30, 2011, agency mortgage-backed securities, followed by commercial mortgage-back securities (“CMBS”), non-investment grade corporates and investment grade corporates all performed positively. Mortgage-backed securities were supported by government purchases, while CMBS benefited from a stabilization of property fundamentals and investor appetite for yield. Corporate securities in the U.S. were helped by strong revenue and earnings growth. Global government securities posted positive returns, with the most solid credit rated government debt markets sharply outperforming as investors sought safety.

Over the past several months, the Global Fixed Income Investment Team (the “Team”) has generally

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

become more defensive, reducing risk within the Fund and moving closer to the benchmark as global uncertainties have risen. The Fund is still modestly overweight to investment grade corporates and CMBS, with a reduced allocation to high yield. Fundamentals in the corporate sector remain positive. Profitability has reached record levels, and with near-record amounts of cash on hand, U.S. corporations have strong balance sheets.

The Fund’s corporate positions are well-diversified in order to mitigate risk. The Team is keeping portfolio duration closer to neutral, and is maintaining a concentration in intermediate maturity securities, where the steepness in yield curves is most extreme. As risk aversion abates and markets stabilize, the Team will again be ready to move quickly to seize potential opportunities.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Global Aggregate Bond Index (hedged to the U.S. dollar) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Global Aggregate Bond Index (hedged to the U.S. dollar) represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

Foreign (non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities.

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Diversification Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund

Class A	2.75%	2.37%

Class B *	2.41%	1.55%

Class C	2.27%	1.53%

Advisor Class**	2.79%	2.55%

Class R**	2.53%	2.05%

Class K**	2.67%	2.32%

Class I**	2.81%	2.59%

Barclays Capital Global Aggregate Bond Index (hedged to the U.S. dollar)	4.70%	2.79%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/01 TO 9/30/11

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Fund Class A shares (from 9/30/01 to 9/30/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares
1 Year	2.37%	-2.01%	2.24%
5 Years	7.38%	6.47%
10 Years	7.68%	7.21%

Class B Shares
1 Year	1.55%	-1.41%	1.60%
5 Years	6.63%	6.63%
10 Years(a)	7.20%	7.20%

Class C Shares
1 Year	1.53%	0.55%	1.62%
5 Years	6.61%	6.61%
10 Years	6.91%	6.91%

Advisor Class Shares‡
1 Year	2.55%	2.55%	2.63%
Since Inception†	6.23%	6.23%

Class R Shares‡
1 Year	2.05%	2.05%	1.86%
Since Inception†	5.70%	5.70%

Class K Shares‡
1 Year	2.32%	2.32%	2.52%
Since Inception†	5.99%	5.99%

Class I Shares‡
1 Year	2.59%	2.59%	2.78%
Since Inception†	6.26%	6.26%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.76%, 1.73%, 0.72%, 1.35%, 1.06% and 0.63% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2011.

†	Inception date: 11/5/07.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-2.01%
5 Years	6.47%
10 Years	7.21%

Class B Shares
1 Year	-1.41%
5 Years	6.63%
10 Years(a)	7.20%

Class C Shares
1 Year	0.55%
5 Years	6.61%
10 Years	6.91%

Advisor Class Shares‡
1 Year	2.55%
Since Inception†	6.23%

Class R Shares‡
1 Year	2.05%
Since Inception†	5.70%

Class K Shares‡
1 Year	2.32%
Since Inception†	5.99%

Class I Shares‡
1 Year	2.59%
Since Inception†	6.26%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2011		Ending Account Value September 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,027.50	$1,020.51	$4.63	$4.61
Class B	$1,000	$1,000	$1,024.10	$1,017.00	$8.17	$8.14
Class C	$1,000	$1,000	$1,022.70	$1,017.00	$8.16	$8.14
Class AD	$1,000	$1,000	$1,027.90	$1,022.01	$3.10	$3.09
Class I	$1,000	$1,000	$1,028.10	$1,022.11	$3.00	$2.99
Class K	$1,000	$1,000	$1,026.70	$1,020.81	$4.32	$4.31
Class R	$1,000	$1,000	$1,025.30	$1,019.50	$5.64	$5.62
*	Expenses are equal to the classes’ annualized expense ratios of 0.91%, 1.61%, 1.61%, 0.61%, 0.59%, 0.85% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflected the one-half year period).

** Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,129.1

*	All data are as of September 30, 2011. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.2% or less in the following security types: Collateralized Mortgage Obligations, Local Governments—Provincial Bonds, Options Purchased—Puts, Preferred Stocks, and Supranationals. “Other” country weightings represent 0.4% or less in the following countries: Chile, China, Colombia, Croatia, Denmark, Euro Zone, Hong Kong, India, Indonesia, Israel, Italy, Japan, Luxembourg, Malaysia, Poland, South Korea, Spain, Supranational, Sweden, Switzerland, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2011

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 57.4%
Canada – 0.9%
Canadian Government Bond 2.00%, 12/01/14	CAD	28,613	$28,065,260

France – 5.2%
France Government Bond OAT 3.75%, 4/25/21	EUR	46,998	69,383,021
5.00%, 10/25/16		61,350	94,759,428

			164,142,449

Germany – 7.4%
Bundesrepublik Deutschland 3.00%, 7/04/20		36,205	53,454,194
Series 05
3.50%, 1/04/16		102,500	151,523,714
Series 06
3.75%, 1/04/17		18,000	27,211,206

			232,189,114

Mexico – 0.8%
Mexican Bonos Series M 10 8.50%, 12/13/18	MXN	318,065	26,311,640

Netherlands – 7.2%
Netherlands Government Bond 4.50%, 7/15/17	EUR	135,007	208,188,503
7.50%, 1/15/23		7,871	15,857,724

			224,046,227

New Zealand – 2.5%
New Zealand Government Bond Series 415 6.00%, 4/15/15	NZD	93,438	77,435,374

South Africa – 2.5%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	616,181	77,916,162

United Kingdom – 15.6%
United Kingdom Gilt 3.75%, 9/07/19-9/07/20	GBP	81,591	142,815,270
4.00%, 9/07/16		92,519	162,319,934
4.50%, 3/07/19		73,485	134,904,029
4.75%, 12/07/30		25,745	48,841,736

			488,880,969

United States – 15.3%
U.S. Treasury Bonds 7.25%, 5/15/16	U.S.$	41,512	53,599,132
7.875%, 2/15/21(a)		27,500	41,961,123
9.25%, 2/15/16(a)		23,334	31,856,370

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 0.625%, 1/31/13	U.S.$	4,250	$4,273,243
0.75%, 9/15/13		15,000	15,134,175
1.00%, 7/15/13(a)		30,000	30,381,900
1.375%, 2/15/13		1,000	1,015,508
1.50%, 6/30/16(a)		10,000	10,275,800
1.875%, 10/31/17(a)		30,000	31,127,340
2.125%, 2/29/16		45,000	47,580,480
2.375%, 6/30/18(a)		55,000	58,506,250
2.50%, 3/31/15(a)		46,612	49,750,852
2.625%, 12/31/14-11/15/20(a)		86,000	91,946,330
3.125%, 4/30/17		10,000	11,093,750

			478,502,253

Total Governments - Treasuries (cost $1,781,484,218)			1,797,489,448

CORPORATES – INVESTMENT GRADES – 23.2%
Industrial – 10.5%
Basic – 1.1%
Anglo American Capital PLC 9.375%, 4/08/19(b)		4,681	6,199,427
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		4,000	3,918,884
Commercial Metals Co. 6.50%, 7/15/17		4,000	3,990,368
Dow Chemical Co. (The) 7.375%, 11/01/29		1,615	2,034,290
8.55%, 5/15/19		3,000	3,842,880
International Paper Co. 7.95%, 6/15/18		6,050	6,987,919
Lubrizol Corp. 8.875%, 2/01/19		3,271	4,436,137
Teck Resources Ltd. 6.00%, 8/15/40		446	459,023
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		1,600	1,688,000

			33,556,928

Capital Goods – 0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)		690	732,323
Owens Corning 6.50%, 12/01/16		9,619	10,376,371
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,732,169

			18,840,863

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.1%
BSKYB Finance UK PLC 5.75%, 10/20/17(b)	GBP	3,977	$6,902,468
CBS Corp. 5.75%, 4/15/20	U.S.$	440	484,175
8.875%, 5/15/19		7,309	9,334,762
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,649	2,379,263
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14		1,560	1,690,102
Time Warner Cable, Inc. 7.50%, 4/01/14		4,918	5,562,809
8.25%, 2/14/14		6,030	6,853,511

			33,207,090

Communications - Telecommunications – 1.8%
American Tower Corp. 5.05%, 9/01/20		5,775	5,763,254
AT&T, Inc. 4.45%, 5/15/21		4,259	4,569,370
5.60%, 5/15/18		2,937	3,395,935
Bell Canada 5.00%, 2/15/17(b)	CAD	5,900	6,156,292
British Telecommunications PLC 9.875%, 12/15/30(c)	U.S.$	5,972	8,639,943
Embarq Corp. 7.082%, 6/01/16		5,886	6,092,975
Qwest Corp. 7.625%, 6/15/15		3,715	3,975,050
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,312,663
6.175%, 6/18/14		4,156	4,135,885
United States Cellular Corp. 6.70%, 12/15/33		4,100	4,123,075
Verizon Communications, Inc. 4.60%, 4/01/21		6,908	7,635,689

			57,800,131

Consumer Cyclical - Automotive – 0.6%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	8,688,855
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	U.S.$	4,627	5,045,850
6.80%, 6/15/18(b)		4,000	4,657,408

			18,392,113

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 7.625%, 4/15/31	U.S.$	5,000	$6,241,235
Viacom, Inc. 4.375%, 9/15/14		8,886	9,494,878

			15,736,113

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		2,740	3,332,848

Consumer Non-Cyclical – 0.8%
Ahold Finance USA LLC 6.875%, 5/01/29		5,820	7,444,740
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	12,459,540
Newell Rubbermaid, Inc. 4.70%, 8/15/20		492	500,973
Whirlpool Corp. 8.60%, 5/01/14		3,025	3,450,276

			23,855,529

Energy – 1.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16		4,856	5,311,488
Apache Corp. 6.90%, 9/15/18		2,950	3,736,564
Hess Corp. 8.125%, 2/15/19		3,489	4,497,017
Marathon Petroleum Corp. 3.50%, 3/01/16(b)		941	970,157
5.125%, 3/01/21(b)		1,667	1,735,984
Nabors Industries, Inc. 9.25%, 1/15/19		3,400	4,301,051
Noble Energy, Inc. 8.25%, 3/01/19		5,000	6,564,850
Noble Holding International Ltd. 4.90%, 8/01/20		515	553,980
Talisman Energy, Inc. 7.75%, 6/01/19		3,400	4,175,945
TNK-BP Finance SA 7.50%, 3/13/13-7/18/16(b)		8,080	8,349,800
7.875%, 3/13/18(b)		3,020	3,140,800
7.875%, 3/13/18(a)(b)		3,600	3,744,000
Valero Energy Corp. 9.375%, 3/15/19		5,096	6,530,407
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		2,631	2,910,268

			56,522,311

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(b)	U.S.$	6,737	$5,928,560

Services – 0.3%
Western Union Co. (The) 5.93%, 10/01/16		9,665	11,041,180

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,035	1,116,644
Oracle Corp. 5.75%, 4/15/18		8,987	10,707,408
Xerox Corp. 4.25%, 2/15/15		470	497,156
8.25%, 5/15/14		4,000	4,553,944

			16,875,152

Transportation - Airlines – 0.5%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,232,719
5.75%, 12/15/16		4,799	5,320,018
Southwest Airlines Co. 2007-1 Pass Through Trust Series 07-1 6.15%, 8/01/22		7,071	7,398,469

			15,951,206

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,514,363
CSX Corp. 6.25%, 3/15/18		5,000	6,024,330

			7,538,693

Transportation - Services – 0.4%
Asciano Finance Ltd.
3.125%, 9/23/15(b)		5,345	5,286,146
4.625%, 9/23/20(b)		1,501	1,462,726
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,999,570

			11,748,442

			330,327,159

Financial Institutions – 9.8%
Banking – 4.6%
American Express Co. 7.25%, 5/20/14		7,495	8,494,488
Barclays Bank PLC 4.875%, 12/15/14	EUR	3,540	2,774,488
Series 1 5.00%, 9/22/16	U.S.$	10,097	10,119,658

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	8,725	$9,131,803
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	3,854,821
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21	U.S.$	2,696	2,659,644
6.00%, 6/15/20		3,205	3,296,871
7.50%, 2/15/19		3,490	3,894,557
HSBC Holdings PLC 6.50%, 9/15/37		2,617	2,568,646
Series 2018 9.875%, 4/08/18	GBP	1,550	2,587,940
Itau Unibanco Holding SA/Cayman Island 6.20%, 4/15/20(b)	U.S.$	4,000	4,040,216
10.50%, 11/23/15(b)	BRL	5,000	2,697,889
JPMorgan Chase Bank NA 4.625%, 5/31/17	EUR	950	1,120,510
Macquarie Group Ltd. 4.875%, 8/10/17(b)	U.S.$	5,705	5,624,297
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,142,239
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		8,855	7,898,385
6.05%, 5/16/16		2,235	2,011,355
Morgan Stanley 5.50%, 7/24/20		3,000	2,717,151
10.09%, 5/03/17(b)	BRL	13,035	6,447,308
National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	5,358,095
Nordea Bank AB 4.875%, 5/13/21(b)		5,865	5,011,643
Santander Issuances SA Unipersonal Series 23 6.50%, 7/27/19	EUR	5,150	6,379,198
Shinhan Bank 4.125%, 10/04/16(b)	U.S.$	4,126	4,020,490
Societe Generale SA 5.20%, 4/15/21(b)		7,500	6,512,055
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		3,490	2,691,586
Union Bank NA 5.95%, 5/11/16		8,694	9,572,798
US Bank NA/Cincinnati OH 6.30%, 2/04/14		4,585	5,035,123
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(b)		2,936	2,965,360
Wachovia Bank NA 4.875%, 2/01/15		4,080	4,295,171

			144,923,785

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
Jefferies Group, Inc. 5.125%, 4/13/18	U.S.$	4,025	$3,769,429
6.875%, 4/15/21		2,748	2,854,257

			6,623,686

Finance – 0.7%
General Electric Capital Corp. 5.625%, 5/01/18		9,933	10,858,646
HSBC Finance Corp. 6.676%, 1/15/21(b)		1,894	1,861,465
SLM Corp. 5.05%, 11/14/14		7,746	7,474,286

			20,194,397

Insurance – 3.4%
Aflac, Inc. 3.45%, 8/15/15		1,150	1,175,116
8.50%, 5/15/19		3,400	4,138,636
Allstate Corp. (The) 6.125%, 5/15/37		11,580	10,407,525
American International Group, Inc. 4.25%, 5/15/13		9,460	9,437,201
6.25%, 3/15/37		2,531	1,752,718
AON Corp. 3.125%, 5/27/16		4,735	4,736,307
CIGNA Corp. 5.125%, 6/15/20		2,185	2,375,936
Coventry Health Care, Inc. 5.95%, 3/15/17		2,175	2,437,253
6.125%, 1/15/15		835	924,151
6.30%, 8/15/14		6,765	7,417,640
Genworth Financial, Inc. 4.95%, 10/01/15(a)		7,020	6,844,675
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)		2,650	3,494,892
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		4,935	5,101,221
Humana, Inc. 6.45%, 6/01/16		442	500,221
7.20%, 6/15/18		8,240	9,759,687
Lincoln National Corp. 8.75%, 7/01/19		2,958	3,506,026
Markel Corp. 7.125%, 9/30/19		2,166	2,454,106
Marsh & McLennan Cos., Inc. 9.25%, 4/15/19		3,300	4,333,986
MetLife, Inc. 4.75%, 2/08/21		2,840	2,955,508

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)	U.S.$	4,645	$5,411,267
Principal Financial Group, Inc. 7.875%, 5/15/14		3,660	4,157,313
Prudential Financial, Inc. 3.875%, 1/14/15		4,628	4,730,302
QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)		2,395	2,164,862
Torchmark Corp. 9.25%, 6/15/19		3,400	4,306,185
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,857,096

			106,379,830

Other Finance – 0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(b)		5,499	5,302,926
ORIX Corp. 4.71%, 4/27/15(a)		7,601	7,880,983
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	15,563	478,516

			13,662,425

REITS – 0.5%
Duke Realty LP 6.75%, 3/15/20	U.S.$	2,135	2,217,157
Entertainment Properties Trust 7.75%, 7/15/20		4,389	4,696,230
ERP Operating LP 5.25%, 9/15/14		2,115	2,280,458
HCP, Inc. 5.375%, 2/01/21		4,774	4,789,931

			13,983,776

			305,767,899

Utility – 1.7%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		7,320	7,814,817
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,958,296
Constellation Energy Group, Inc. 5.15%, 12/01/20		5,995	6,113,863
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,314,375
Nisource Finance Corp. 6.80%, 1/15/19		7,790	9,086,381
TECO Finance, Inc. 4.00%, 3/15/16		300	316,253
5.15%, 3/15/20		2,970	3,262,200

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Union Electric Co. 6.70%, 2/01/19	U.S.$	2,019	$2,480,166

			35,346,351

Natural Gas – 0.6%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,501,429
DCP Midstream LLC 5.35%, 3/15/20(b)		1,515	1,596,110
9.75%, 3/15/19(b)		1,910	2,541,435
EQT Corp. 8.125%, 6/01/19		2,806	3,401,992
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		3,037	2,999,420
Sempra Energy 6.50%, 6/01/16		5,700	6,669,125

			18,709,511

			54,055,862

Non Corporate Sectors – 1.2%
Agencies - Not Government Guaranteed – 1.2%
Ecopetrol SA 7.625%, 7/23/19(a)		5,262	6,130,230
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(b)		12,081	14,013,960
MDC-GMTN B.V. 5.50%, 4/20/21(b)		5,503	5,732,686
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20		10,240	10,629,120

			36,505,996

Total Corporates - Investment Grades (cost $694,091,892)			726,656,916

GOVERNMENTS - SOVEREIGN AGENCIES – 6.0%
Canada – 5.5%
Canada Housing Trust No 1 2.95%, 3/15/15(b)	CAD	76,000	76,341,597
3.15%, 6/15/14-6/15/15(b)		95,200	96,258,746

			172,600,343

United Kingdom – 0.5%
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15	GBP	8,622	15,330,573

Total Governments - Sovereign Agencies (cost $184,850,288)			187,930,916

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGH’S – 3.7%
Agency Fixed Rate 30-Year – 3.7%
Federal National Mortgage Association 3.50%, TBA	U.S.$	15,575	$15,996,011
4.00%, 9/01/41		60,269	63,232,851
6.00%, 11/01/37-6/01/38		33,770	37,056,993

Total Mortgage Pass-Through’s (cost $115,463,295)			116,285,855

CORPORATES - NON-INVESTMENT GRADES – 2.8%
Industrial – 1.8%
Basic – 0.5%
Calcipar SA 6.875%, 5/01/18(b)		876	757,740
Lyondell Chemical Co. 8.00%, 11/01/17(b)		2,285	2,462,087
United States Steel Corp. 6.05%, 6/01/17		5,039	4,585,490
Weyerhaeuser Co. 7.375%, 3/15/32		8,345	8,322,644

			16,127,961

Capital Goods – 0.3%
Griffon Corp. 7.125%, 4/01/18		3,727	3,289,078
Mohawk Industries, Inc. 6.875%, 1/15/16		4,779	4,934,317

			8,223,395

Communications - Media – 0.1%
Cumulus Media, Inc. 7.75%, 5/01/19(a)(b)		896	754,880
RR Donnelley & Sons Co. 6.125%, 1/15/17		4,100	3,556,750

			4,311,630

Communications - Telecommunications – 0.1%
Windstream Corp. 7.50%, 4/01/23		2,910	2,713,575

Consumer Cyclical - Automotive – 0.1%
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(b)	EUR	2,300	2,773,282

Consumer Cyclical - Other – 0.2%
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(b)	U.S.$	1,619	1,327,580

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20	U.S.$	4,100	$4,305,000

			5,632,580

Consumer Cyclical - Retailers – 0.2%
JC Penney Co., Inc. 5.65%, 6/01/20		1,730	1,621,875
Limited Brands, Inc. 7.60%, 7/15/37		4,675	4,488,000

			6,109,875

Consumer Non-Cyclical – 0.3%
Boparan Holdings Ltd. 9.875%, 4/30/18(b)	GBP	3,300	3,988,353
CDRT Merger Sub, Inc. 8.125%, 6/01/19(b)	U.S.$	3,359	3,107,075
Pernod-Ricard SA 5.75%, 4/07/21(b)		1,488	1,630,927

			8,726,355

Energy – 0.0%
SESI LLC 6.375%, 5/01/19(b)		858	827,970

			55,446,623

Utility – 0.7%
Electric – 0.7%
Ameren Energy Generating Co. 6.30%, 4/01/20(a)		4,100	4,048,750
Calpine Corp. 7.875%, 7/31/20(b)		4,200	4,053,000
CMS Energy Corp. 8.75%, 6/15/19		3,338	3,890,586
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(b)		2,930	3,035,090
Edison Mission Energy 7.00%, 5/15/17		4,275	2,543,625
NRG Energy, Inc. 7.375%, 1/15/17		4,120	4,248,750

			21,819,801

Financial Institutions – 0.3%
Banking – 0.2%
LBG Capital No.1 PLC 8.00%, 6/15/20(b)		4,145	2,735,700
NB Capital Trust IV 8.25%, 4/15/27		4,509	4,182,098

			6,917,798

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.1%
iPayment, Inc. 10.25%, 5/15/18(b)	U.S.$	2,630	$2,406,450

			9,324,248

Total Corporates - Non-Investment Grades (cost $93,107,062)			86,590,672

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.7%
Non-Agency Fixed Rate CMBS – 2.3%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3 5.922%, 3/15/49		9,100	9,903,002
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,713,084
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	11,414,413
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4 5.429%, 12/12/43		8,454	9,004,431
Series 2007-LDPX, Class A3 5.42%, 1/15/49		9,581	9,934,063
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,460	6,894,092
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6, Class A4 5.485%, 3/12/51		5,839	5,990,179
Series 2007-9, Class A4 5.70%, 9/12/49		5,650	5,827,642
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		10,000	10,794,780

			72,475,686

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,223	10,814,818

Total Commercial Mortgage-Backed Securities (cost $80,600,988)			83,290,504

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 2.2%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21	EUR	8,100	$10,901,167
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	7,646,623
Bank of Scotland PLC 4.75%, 6/08/22		16,000	22,688,912
BNP Paribas Home Loan Covered Bonds SFH 2.20%, 11/02/15(b)	U.S.$	9,054	8,795,717
Cie de Financement Foncier 4.125%, 10/25/17	EUR	10,000	13,891,332
Danske Bank A/S 4.125%, 11/26/19		2,350	3,394,338

Total Covered Bonds (cost $65,730,494)			67,318,089

QUASI-SOVEREIGNS – 1.9%
Quasi-Sovereign Bonds – 1.9%
Chile – 0.2%
Corp Nacional del Cobre de Chile 6.15%, 10/24/36(a)(b)	U.S.$	6,110	7,406,145

Kazakhstan – 0.6%
KazMunayGas National Co. 8.375%, 7/02/13(b)		6,493	6,720,255
9.125%, 7/02/18(a)(b)		11,100	12,487,500

			19,207,755

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		9,900	10,812,166

Russia – 0.7%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		5,518	5,449,025
7.75%, 5/29/18(b)		15,732	16,518,600

			21,967,625

Total Quasi-Sovereigns (cost $49,873,834)			59,393,691

BANK LOANS – 1.3%
Industrial – 1.0%
Basic – 0.0%
Ineos US Finance LLC 7.50%, 12/16/13(d)		377	375,498
8.00%, 12/16/14(d)		432	431,684

			807,182

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Graphic Packaging International, Inc. 2.98%-3.12%, 5/16/14(d)	U.S.$	1,125	$1,101,334
Harbor Freight Tools USA, Inc./Central Purchasing LLC 6.50%, 12/22/17(d)		7,612	7,497,574
Hawker Beechcraft Acquisition Company LLC 2.37%, 3/26/14(d)		168	115,095

			8,714,003

Communications - Media – 0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.49%, 7/03/14(d)		1,257	979,087
Charter Communications Operating, LLC 2.24%, 3/06/14(d)		53	52,617
Clear Channel Communications, Inc. 3.89%, 1/29/16(d)		408	284,860
SuperMedia, Inc. (fka Idearc, Inc.) 11.00%, 12/31/15(d)		313	136,427
Univision Communications, Inc. 4.49%, 3/31/17(d)		1,711	1,436,211
WideOpenWest Finance, LLC 2.73%-4.75%, 6/30/14(d)		971	901,695

			3,790,897

Communications - Telecommunications – 0.0%
Level 3 Financing, Inc. 2.49%-2.50%, 3/13/14(d)		1,462	1,361,231

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 6.00%, 11/30/16(d)		3,114	2,973,840
Las Vegas Sands LLC 2.74%, 11/23/16(d)		878	815,226

			3,789,066

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.23%-3.25%, 1/28/15(d)		1,204	1,000,230
3.25%-3.37%, 1/28/15(d)		389	323,751
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(d)		300	298,749

			1,622,730

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(d)	U.S.$	988	$941,492

Consumer Non-Cyclical – 0.1%
CHS/Community Health Systems, Inc. 3.82%, 1/25/17(d)		195	177,156
CityCenter Holdings, LLC 7.50%, 1/21/15(d)		405	395,600
Grifols Inc. 5.50%, 6/01/16(d)		500	486,665
HCA Inc. 3.62%, 5/01/18(d)		429	401,969
U.S. Foodservice, Inc. 2.73%-2.74%, 7/03/14(d)		992	903,553

			2,364,943

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(d)		1,481	1,503,469

Other Industrial – 0.0%
Gavilon Group LLC, The 6.00%, 12/06/16(d)		433	425,978

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(d)		1,191	1,144,551
Global Cash Access, Inc. 7.00%, 3/01/16(d)		639	625,432
Sabre, Inc. 2.24%-2.25%, 9/30/14(d)		1,397	1,168,735
ServiceMaster Co., (The) 2.72%-2.83%, 7/24/14(d)		1,368	1,274,860
West Corporation 4.50%-4.62%, 7/15/16(d)		734	708,851

			4,922,429

Technology – 0.0%
Avaya, Inc. 3.06%, 10/24/14(d)		81	72,433
4.81%, 10/26/17(d)		162	136,971
First Data Corporation 2.98%, 9/24/14(d)		647	560,438
SunGard Data Systems, Inc. (Solar Capital Corp.) 1.98%, 2/28/14(d)		40	38,935
3.86%-3.90%, 2/28/16(d)		657	632,400

			1,441,177

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.00%, 12/21/16(d)	U.S.$	454	$439,110

			32,123,707

Financial Institutions – 0.2%
Finance – 0.1%
iStar Financial, Inc. 7.00%, 6/30/14(d)		3,000	2,823,000

Insurance – 0.1%
Asurion LLC (fka Asurion Corporation) 5.50%, 5/24/18(d)		980	921,899

Other Finance – 0.0%
Nielsen Finance LLC 2.23%, 8/09/13(d)		23	22,020
3.48%, 5/02/16(d)		396	380,050

			402,070

			4,146,969

Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.75%, 11/01/13(d)		505	476,125
4.75%, 5/01/14(d)		1,750	1,587,250
Texas Competitive Electric Holdings Company LLC (TXU) 3.73%-3.77%, 10/10/14(d)		2,334	1,640,817

			3,704,192

Total Bank Loans (cost $41,785,620)			39,974,868

EMERGING MARKETS - CORPORATE BONDS – 0.8%
Financial Institutions – 0.1%
Other Finance – 0.1%
DTEK Finance BV 9.50%, 4/28/15(b)		4,981	4,482,900

Industrial – 0.6%
Basic – 0.3%
Evraz Group SA 8.875%, 4/24/13(b)		3,468	3,502,680
Vedanta Resources PLC 8.75%, 1/15/14(b)		8,139	7,772,745

			11,275,425

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Pacnet Ltd. 9.25%, 11/09/15(b)	U.S.$	3,989	$3,510,320
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)		5,000	4,825,000

			8,335,320

			19,610,745

Utility – 0.1%
Electric – 0.1%
Inkia Energy Ltd. 8.375%, 4/04/21(b)		2,025	1,984,500

Total Emerging Markets - Corporate Bonds (cost $28,304,235)			26,078,145

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.7%
United States – 0.7%
California GO 7.95%, 3/01/36		10,685	12,123,842
Illinois GO 7.35%, 7/01/35		4,440	4,996,376
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		3,400	4,012,034

Total Local Governments - Municipal Bonds (cost $18,843,578)			21,132,252

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.1%
Republic of Croatia 6.375%, 3/24/21(b)		5,340	4,832,700

Poland – 0.2%
Poland Government International Bond 4.675%, 10/15/19	EUR	2,050	2,739,264
6.375%, 7/15/19(a)	U.S.$	2,910	3,157,350

			5,896,614

Russia – 0.2%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		4,985	5,603,084

Total Governments - Sovereign Bonds (cost $16,501,861)			16,332,398

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.2%
Indonesia – 0.2%
Republic of Indonesia 7.75%, 1/17/38(b) (cost $5,346,554)	U.S.$	5,568	$6,973,920

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.2%
Province of Quebec Canada 4.25%, 2/27/13	EUR	3,525	4,899,637
Province of Ontario Canada 4.25%, 12/11/13		925	1,312,238

Total Local Governments - Provincial Bonds (cost $6,172,168)			6,211,875

SUPRANATIONALS – 0.2%
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	27,712,890	2,747,959
7.25%, 2/22/15		24,700,000	2,774,605

Total Supranationals (cost $5,765,333)			5,522,564

Company		Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Options on Forward Contracts – 0.1%
CNY/USD Expiration: Aug 2012, Exercise Price: CNY 7.00(e)(f)		15,300,000	1,763,145
EUR/USD Expiration: Nov 2011, Exercise Price: EUR 1.25(e)(f)		880,000	604,345

Options Purchased - Puts (cost $1,209,295)			2,367,490

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.762%, 12/25/35 (cost $508,393)	U.S.$	543	538,586

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

	Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(f) (cost $2,673,750)	106,950	$203,205

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 4.8%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.08%(g) (cost $151,664,573)	151,664,573	151,664,573

Total Investments – 108.7% (cost $3,343,977,431)		3,401,955,967
Other assets less liabilities – (8.7)%		(272,817,988)

Net Assets – 100.0%		$3,129,137,979

FUTURES CONTRACTS (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bobl Futures	638	December 2011	$103,520,043	$104,391,899	$871,856
Japan 10 Yr Bond Futures	46	December 2011	85,129,522	84,825,360	(304,162)

Sold Contracts
U.S. 10 Yr Note Futures	733	December 2011	95,164,016	95,358,719	(194,703)
U.S. Long Bond Futures	2,487	December 2011	345,556,992	354,708,375	(9,151,383)

					$(8,778,392)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Great British Pound settling 10/07/11	3,612	$5,783,435	$5,632,788	$(150,647)
Citibank:
South African Rand settling 10/20/11	25,417	3,418,302	3,140,213	(278,089)
Credit Suisse First Boston:
Swedish Krona settling 10/19/11	206,317	32,149,559	30,045,289	(2,104,270)

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Deutsche Bank:
Canadian Dollar settling 10/17/11	1,121	$1,138,958	$1,069,385	$(69,573)
Goldman Sachs:
Brazilian Real settling 10/04/11(1)	22,217	11,980,622	11,815,910	(164,712)
Brazilian Real settling 10/04/11(1)	22,217	12,315,336	11,815,911	(499,425)
Great British Pound settling 10/07/11	13,557	20,818,417	21,139,844	321,427
Great British Pound settling 10/07/11	3,765	5,882,848	5,871,486	(11,362)
HSBC Securities Inc.:
Norwegian Krone settling 10/19/11	20,564	3,640,308	3,500,551	(139,757)
Norwegian Krone settling 10/19/11	160,828	29,505,736	27,377,221	(2,128,515)
Morgan Stanley & Co., Inc.:
Indonesian Rupiah settling 10/21/11	79,146,947	9,247,219	8,620,447	(626,772)
Standard Chartered Bank:
Chinese Yuan Renminbi settling 1/13/12(1)	242,761	37,608,177	37,932,297	324,120
South Korean Won settling 11/10/11	69,508,968	64,223,383	58,868,338	(5,355,045)

Sale Contracts
Barclays Capital Inc.:
Canadian Dollar settling 10/21/11	218,896	219,259,819	208,796,965	10,462,854
BNP Paribas SA:
South African Rand settling 10/20/11	622,126	87,094,641	76,860,824	10,233,817
Brown Brothers Harriman & Co.:
Japanese Yen settling 10/27/11	1,450,046	18,976,927	18,805,970	170,957
Citibank:
Great British Pound settling 10/07/11	68,950	113,334,834	107,517,152	5,817,682
Great British Pound settling 10/07/11	3,825	6,196,161	5,964,105	232,056
New Zealand Dollar settling 10/14/11	99,918	81,420,213	76,116,828	5,303,385
Deutsche Bank:
Great British Pound settling 10/07/11	11,187	17,713,755	17,444,589	269,166
Goldman Sachs:
Brazilian Real settling 10/04/11(1)	22,217	13,684,549	11,815,910	1,868,639
Brazilian Real settling 10/04/11(1)	22,217	11,980,622	11,815,910	164,712

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2011	Unrealized Appreciation/ (Depreciation)
Brazilian Real settling 11/03/11(1)	22,217	$12,240,697	$11,724,868	$515,829
Great British Pound settling 10/07/11	4,308	6,812,275	6,717,500	94,775
Mexican Peso settling 10/19/11	362,820	29,376,938	26,121,771	3,255,167
South African Rand settling 10/20/11	32,043	4,410,035	3,958,812	451,223
HSBC Securities Inc.:
Euro settling 10/17/11	570,331	781,036,693	764,013,624	17,023,069
Great British Pound settling 10/07/11	24,745	39,192,469	38,586,571	605,898
Royal Bank of Canada:
Euro settling 10/17/11	22,262	30,349,996	29,822,541	527,455
Royal Bank of Scotland:
Great British Pound settling 10/07/11	241,732	395,727,034	376,944,383	18,782,651
Swedish Krona settling 10/19/11	205,934	31,017,934	29,989,614	1,028,320
Standard Chartered Bank:
Indonesian Rupiah settling 10/21/11	130,548,105	14,767,885	14,218,906	548,979
South Korean Won settling 11/10/11	36,422,568	30,543,034	30,846,898	(303,864)
South Korean Won settling 11/10/11	32,910,080	27,108,798	27,872,112	(763,314)
Westpac Banking Corp.:
New Zealand Dollar settling 10/14/11	4,064	3,370,659	3,095,819	274,840

				$65,681,676

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2011
Barclays Capital Inc.†	(5.00	)%*	—	$3,705,520
Barclays Capital Inc.†	(1.13	)%*	—	594,601
Barclays Capital Inc.†	(1.13	)%*	—	181,943
Barclays Capital Inc.	0.09%		10/12/11	27,051,691
Barclays Capital Inc.	0.10%		10/05/11	14,471,831
Deutsche Bank	0.10%		10/05/11	28,092,341
Deutsche Bank	0.13%		10/18/11	36,796,274
Deutsche Bank	0.15%		10/24/11	9,749,822
HSBC	0.08%		10/11/11	113,198,582
ING Bank Amsterdam†	(5.75	)%*	—	491,561
ING Bank Amsterdam†	(1.25	)%*	—	1,467,005
ING Bank Amsterdam†	(1.25	)%*	—	879,200
ING Bank Amsterdam†	(1.25	)%*	—	403,751

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at September 30, 2011
ING Bank Amsterdam†	(1.05)%*	—	$1,231,972
ING Bank Amsterdam†	(1.00)%*	—	134,774
ING Bank Amsterdam†	(0.15)%*	—	1,232,084
ING Bank Amsterdam†	(0.05)%*	—	1,634,366
ING Bank Amsterdam†	0.00%	—	1,165,000
Jefferies & Company, Inc.	0.13%	10/12/11	30,377,742
JPMorgan Chase Bank†	(0.25)%*	—	1,679,895
JPMorgan Chase Bank†	0.00%	—	4,305,000
JPMorgan Chase Bank†	0.00%	—	2,092,000
JPMorgan Chase Bank†	0.00%	—	1,605,500
Nomura International†	0.00%	—	999,400

			$283,541,855

UNFUNDED LOAN COMMITMENTS (see Note D.5)

As of September 30, 2011, the Fund had the following unfunded loan commitment of $8,200,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Value
General Motors Holding, LLC Revolver LIBOR +2.75% 10/27/15	$8,200,000	$—	$(895,397)

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on September 30, 2011

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $287,581,096.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate market value of these securities amounted to $468,830,898 or 15.0% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2011.

(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2011.

(e)	One contract relates to 100 shares.

(f)	Non-income producing security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

ZAR – South African Rand

Glossary:

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,192,312,858)	$3,250,291,394
Affiliated issuers (cost $151,664,573)	151,664,573
Cash	521,619
Foreign currencies, at value (cost $1,465,371)	1,462,664
Cash held at broker	10,377,428
Unrealized appreciation of forward currency exchange contracts	78,277,021
Dividends and interest receivable	41,621,355
Receivable for investment securities sold	8,816,099
Receivable for capital stock sold	7,753,539

Total assets	3,550,785,692

Liabilities
Payable for reverse repurchase agreements	283,541,855
Payable for investment securities purchased	109,472,513
Unrealized depreciation of forward currency exchange contracts	12,595,345
Payable for capital stock redeemed	8,587,895
Dividends payable	2,712,149
Payable for variation margin on futures contracts	1,215,583
Distribution fee payable	972,447
Advisory fee payable	961,165
Unfunded loan commitments, at value	895,397
Transfer Agent fee payable	111,504
Administrative fee payable	17,994
Accrued expenses and other liabilities	563,866

Total liabilities	421,647,713

Net Assets	$3,129,137,979

Composition of Net Assets
Capital stock, at par	$373,406
Additional paid-in capital	3,049,752,035
Distributions in excess of net investment income	(21,164,755)
Accumulated net realized loss on investment and foreign currency transactions	(12,930,330)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	113,107,623

$3,129,137,979

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,624,398,674	193,917,427	$8.38	*

B	$54,784,487	6,538,594	$8.38

C	$616,000,023	73,309,927	$8.40

Advisor	$651,335,599	77,821,595	$8.37

R	$23,205,179	2,771,826	$8.37

K	$1,363,925	162,906	$8.37

I	$158,050,092	18,883,380	$8.37

*	The maximum offering price per share for Class A shares was $8.75, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2011

Investment Income
Interest	$141,682,013
Dividends (affiliated issuers)	33,862
Other fee income	349,585	$142,065,460

Expenses
Advisory fee (see Note B)	14,830,770
Distribution fee—Class A	5,025,483
Distribution fee—Class B	682,944
Distribution fee—Class C	6,515,934
Distribution fee—Class R	90,754
Distribution fee—Class K	3,345
Transfer agency—Class A	1,656,339
Transfer agency—Class B	87,373
Transfer agency—Class C	696,933
Transfer agency—Advisor Class	555,616
Transfer agency—Class R	43,771
Transfer agency—Class K	2,664
Transfer agency—Class I	19,628
Printing	435,366
Registration fees	281,696
Custodian	276,466
Administrative	82,989
Audit	73,583
Legal	54,297
Directors’ fees	51,577
Miscellaneous	80,105

Total expenses before interest expense	31,547,633
Interest expense	458,447

Total expenses	32,006,080
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,129,213)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(2,007)

Net expenses		30,874,860

Net investment income		111,190,600

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		62,690,310
Swap contracts		1,525,000
Futures contracts		(39,611,539)
Foreign currency transactions		(44,397,174)
Net change in unrealized appreciation/depreciation of:
Investments		(129,005,799)
Futures contracts		(6,205,234)
Unfunded loan commitments		(215,483)
Foreign currency denominated assets and liabilities		106,003,663

Net loss on investment and foreign currency transactions		(49,216,256)

Net Increase in Net Assets from Operations		$61,974,344

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$111,190,600	$99,521,630
Net realized gain (loss) on investment and foreign currency transactions	(19,793,403)	134,243,548
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(29,422,853)	68,516,409

Net increase in net assets from operations	61,974,344	302,281,587
Dividends to Shareholders from
Net investment income
Class A	(63,100,508)	(62,263,162)
Class B	(2,103,399)	(3,005,950)
Class C	(19,955,529)	(19,767,607)
Advisor Class	(22,279,065)	(13,334,376)
Class R	(649,653)	(261,284)
Class K	(51,375)	(27,741)
Class I	(2,171,852)	(372,108)
Capital Stock Transactions
Net increase	186,905,304	596,950,547

Total increase	138,568,267	800,199,906
Net Assets
Beginning of period	2,990,569,712	2,190,369,806

End of period (including distributions in excess of net investment income of $(21,164,755) and undistributed net investment income of $16,076,228, respectively)	$3,129,137,979	$2,990,569,712

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued using the Adviser’s pricing models which utilize pricing-related information from external sources. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2011:

Investments in Securities	Level 1			Level 2		Level 3			Total
Governments – Treasuries	$	– 0	–	$1,797,489,448		$	– 0	–	$1,797,489,448
Corporates – Investment Grades		– 0	–	726,656,916			– 0	–	726,656,916
Governments – Sovereign Agencies		– 0	–	187,930,916			– 0	–	187,930,916
Mortgage Pass-Through’s		– 0	–	116,285,855			– 0	–	116,285,855
Corporates – Non-Investment Grades		– 0	–	86,590,672			– 0	–	86,590,672
Commercial Mortgage-Backed Securities		– 0	–	77,462,862			5,827,642		83,290,504
Covered Bonds		– 0	–	67,318,089			– 0	–	67,318,089
Quasi-Sovereigns		– 0	–	59,393,691			– 0	–	59,393,691
Bank Loans		– 0	–	– 0	–		39,974,868		39,974,868
Emerging Markets – Corporate Bonds		– 0	–	26,078,145			– 0	–	26,078,145
Local Governments – Municipal Bonds		– 0	–	21,132,252			– 0	–	21,132,252
Governments – Sovereign Bonds		– 0	–	16,332,398			– 0	–	16,332,398
Emerging Markets – Sovereigns		– 0	–	6,973,920			– 0	–	6,973,920
Local Governments – Provincial Bonds		– 0	–	6,211,875			– 0	–	6,211,875
Supranationals		– 0	–	5,522,564			– 0	–	5,522,564
Collateralized Mortgage Obligations		– 0	–	– 0	–		538,586		538,586
Preferred Stocks		203,205		– 0	–		– 0	–	203,205
Options Purchased – Puts		– 0	–	– 0	–		2,367,490		2,367,490
Short-Term Investments		151,664,573		– 0	–		– 0	–	151,664,573

Total Investments in Securities		151,867,778		3,201,379,603			48,708,586		3,401,955,967

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures Contracts	$871,856		$	– 0	–	$	– 0	–	$871,856	+
Forward Currency Exchange Contracts	– 0	–		78,277,021			– 0	–	78,277,021
Liabilities
Futures Contracts	(9,650,248)			– 0	–		– 0	–	(9,650,248	)+
Forward Currency Exchange Contracts	– 0	–		(12,595,345)			– 0	–	(12,595,345)
Unfunded Loan Commitment	– 0	–		– 0	–		(895,397)		(895,397)

Total	$143,089,386			$3,267,061,279			$47,813,189		$3,457,963,854

* Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+ Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Investment Grades			Commercial Mortgage - Backed Securities		Bank Loans		CMOs
Balance as of 9/30/10		$16,584,035		$40,690,115		$41,308,030		$2,107,649
Accrued discounts/ (premiums)		– 0	–	3,088		777,385		4,525
Realized gain (loss)		– 0	–	1,205,026		1,452,988		106,287
Change in unrealized appreciation/depreciation		– 0	–	(984,541)		(2,823,238)		(52,720)
Purchases		– 0	–	5,611,924		27,126,887		– 0	–
Sales		– 0	–	(30,171,711)		(27,867,184)		(1,627,155)
Transfers into Level 3		– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(16,584,035)		(10,526,259)		– 0	–	– 0	–

Balance as of 9/30/11	$	– 0	–	$5,827,642		$39,974,868		$538,586

Net change in unrealized appreciation/depreciation from investments held as of 9/30/11	$	– 0	–	$(90,402)		$(1,731,582)		$11,525

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

	Options Purchased - Puts			Unfunded Loan Commitment			Total
Balance as of 9/30/10	$	– 0	–	$	– 0	–	$100,689,829
Accrued discounts/ (premiums)		– 0	–		– 0	–	784,998
Realized gain (loss)		– 0	–		– 0	–	2,764,301
Change in unrealized appreciation/depreciation		1,158,196			(215,483)		(2,917,786)
Purchases		1,209,294			(679,914)		33,268,191
Sales		– 0	–		– 0	–	(59,666,050)
Transfers into Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	(27,110,294)

Balance as of 9/30/11		$2,367,490			$(895,397)		$47,813,189

Net change in unrealized appreciation/depreciation from investments held as of 9/30/11		$1,158,196			$(215,483)		$(867,746	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on January 31, 2012. For the year ended September 30, 2011, such reimbursement amounted to $1,129,213.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2011, such fee amounted to $82,989.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,122,358 for the year ended September 30, 2011.

For the year ended September 30, 2011, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $92,009 from the sale of Class A shares and received $57,990, $34,771 and $103,978 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2011 is as follows:

Market Value September 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2011 (000)	Dividend Income (000)
$17,360	$1,204,197	$1,069,892	$151,665	$34

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the year ended September 30, 2011, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. Such waiver amounted to $2,007. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,830,541, $12,020,124, $98,488 and $6,096 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2011, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,796,722,251	$1,872,319,487
U.S. government securities	422,122,393	244,200,637

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts and futures contracts) are as follows:

Cost	$3,343,993,893

Gross unrealized appreciation	$121,505,948
Gross unrealized depreciation	(63,543,874)

Net unrealized appreciation	$57,962,074

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended September 30, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2011, the Fund held futures contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2011, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

At September 30, 2011 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures contracts	$8,778,392	*

Foreign currency exchange contracts	Unrealized appreciation of forward currency exchange contracts	$78,277,021	Unrealized depreciation of forward currency exchange contracts	12,595,345

Total		$78,277,021		$21,373,737

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$1,525,000	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(39,611,539)		(6,205,234)

Foreign currency exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(92,697,757)		108,528,475

Total		$(130,784,296)		$102,323,241

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

For the year ended September 30, 2011, the average monthly principal amount of foreign currency exchange contracts was $2,276,242,138 and the average monthly notional amount of futures contracts was $745,726,014. For one month of the year, the average monthly notional amount of interest rate swaps contracts was $600,000,000.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended September 30, 2011, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2011, the average amount of reverse repurchase agreements outstanding was $331,684,494 and the daily weighted average interest rate was 0.07%.

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2011, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the loan agreement. In order to take on the loan commitment denoted below, the Fund received payment of $679,914. The unrealized depreciation on such loan was $215,483.

Borrower	Unfunded Loan Participation Commitment	Funded
General Motors Holdings, LLC, LIBOR + 2.75%, 10/27/15	$8,200,000	$	– 0	–

In addition, the Fund had the following bridge loan commitment outstanding:

Loan	Unfunded Loan Participation Commitment	Funded
Sealed Air Corporation, Senior Unsecured Bridge Loan, 0.0%, 07/23/12	$8,200,000	$	– 0	–

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

During the year ended September 30, 2011, the Fund received commitment fees and additional funding fees of $349,585 and $0, respectively, which are included in Other Fee Income on the Statement of Operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class A
Shares sold	45,870,603	73,961,654	$386,650,489	$601,807,487

Shares issued in reinvestment of dividends and distributions	5,151,894	5,042,804	43,364,846	41,083,110

Shares converted from Class B	1,313,304	1,989,017	11,053,876	16,205,061

Shares redeemed	(63,514,284)	(49,533,378)	(533,943,437)	(404,073,434)

Net increase (decrease)	(11,178,483)	31,460,097	$(92,874,226)	$255,022,224

Class B
Shares sold	345,561	1,007,404	$2,915,199	$8,228,955

Shares issued in reinvestment of dividends and distributions	177,195	255,612	1,490,920	2,076,270

Shares converted to Class A	(1,313,110)	(1,989,017)	(11,053,876)	(16,205,061)

Shares redeemed	(2,191,298)	(2,315,197)	(18,431,041)	(18,889,412)

Net decrease	(2,981,652)	(3,041,198)	$(25,078,798)	$(24,789,248)

Class C
Shares sold	10,816,364	25,255,083	$91,506,768	$206,053,184

Shares issued in reinvestment of dividends and distributions	1,751,982	1,787,444	14,794,780	14,598,350

Shares redeemed	(19,478,261)	(13,541,300)	(164,231,678)	(110,658,384)

Net increase (decrease)	(6,909,915)	13,501,227	$(57,930,130)	$109,993,150

Advisor Class
Shares sold	50,525,107	43,065,922	$424,413,435	$351,330,370

Shares issued in reinvestment of dividends and distributions	1,860,739	1,155,808	15,657,879	9,441,674

Shares redeemed	(28,432,318)	(14,737,319)	(238,713,054)	(120,147,171)

Net increase	23,953,528	29,484,411	$201,358,260	$240,624,873

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010

Class R
Shares sold	1,770,200	1,193,032	$14,891,156	$9,697,881

Shares issued in reinvestment of dividends and distributions	75,774	30,623	637,600	251,028

Shares redeemed	(468,966)	(121,350)	(3,943,619)	(997,972)

Net increase	1,377,008	1,102,305	$11,585,137	$8,950,937

Class K
Shares sold	73,162	122,908	$615,030	$1,003,104

Shares issued in reinvestment of dividends and distributions	6,075	3,248	51,140	26,653

Shares redeemed	(64,646)	(27,622)	(543,944)	(222,585)

Net increase	14,591	98,534	$122,226	$807,172

Class I
Shares sold	18,116,152	2,840,313	$153,086,369	$23,100,202

Shares issued in reinvestment of dividends and distributions	234,076	33,243	1,978,851	271,313

Shares redeemed	(634,948)	(2,073,622)	(5,342,385)	(17,030,076)

Net increase	17,715,280	799,934	$149,722,835	$6,341,439

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$110,311,381	$99,032,228

Total distributions paid	$110,311,381	$99,032,228

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$60,287,085
Accumulated capital and other losses	(35,240,176	)(a)
Unrealized appreciation/(depreciation)	56,677,778	(b)

Total accumulated earnings/(deficit)	$81,724,687	(c)

(a)

On September 30, 2011, the Fund had a net capital loss carryforward of $21,879,484 of which $12,769,189 expires in the year 2017 and $9,110,295 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $12,288,208. As of September 30, 2011, the Fund elected to defer tax straddle losses of $13,360,692.

(b)

The differences between book-basis and tax basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year permanent differences, primarily due to reclassifications of foreign currency gain (loss), paydown gain (loss), swap income (loss), consent fees, and futures gain (loss), resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.50	$ 7.87	$ 7.39	$ 8.07	$ 7.54

Income From Investment Operations
Net investment income(a)	.32	(b)	.32	.40	.42	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.63	.60	(.70)	.52

Net increase (decrease) in net asset value from operations	.20	.95	1.00	(.28)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.32)	(.40)	(.40)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.32)	(.52)	(.40)	(.39)

Net asset value, end of period	$ 8.38	$ 8.50	$ 7.87	$ 7.39	$ 8.07

Total Return
Total investment return based on net asset value(c)	2.37%	12.38%	14.65%	(3.75)%	12.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,624,399	$1,744,323	$1,367,036	$1,425,649	$1,071,398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.98	%(d)	.93%	1.04	%*	1.80%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90%	.90	%(d)	.90%	.90%	1.80%
Expenses, before waivers/reimbursements	.95%	1.02	%(d)	1.00%	1.15%	1.80%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.94%	95	%(d)	.97%	1.01%	1.05%
Net investment income	3.80	%(b)	3.98	%(d)	5.65%	5.19%	5.09%
Portfolio turnover rate	65%	69%	91%	140%	170%

See footnote summary on page 64.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.51	$ 7.88	$ 7.39	$ 8.07	$ 7.54

Income From Investment Operations
Net investment income(a)	.26	(b)	.27	.35	.36	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.63	.61	(.70)	.52

Net increase (decrease) in net asset value from operations	.13	.90	.96	(.34)	.86

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.35)	(.34)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.27)	(.47)	(.34)	(.33)

Net asset value, end of period	$ 8.38	$ 8.51	$ 7.88	$ 7.39	$ 8.07

Total Return
Total investment return based on net asset value(c)	1.55%	11.60%	14.01%	(4.44)%	11.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,784	$80,989	$98,925	$137,926	$171,078
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.68	%(d)	1.63%	1.75	%*	2.53%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60%	1.60	%(d)	1.60%	1.60%	2.53%
Expenses, before waivers/reimbursements	1.68%	1.76	%(d)	1.73%	1.88%	2.53%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.67%	1.68	%(d)	1.71%	1.73%	1.77%
Net investment income	3.11	%(b)	3.34	%(d)	4.95%	4.52%	4.36%
Portfolio turnover rate	65%	69%	91%	140%	170%

See footnote summary on page 64.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 8.53	$ 7.90	$ 7.41	$ 8.09	$ 7.56

Income From Investment Operations
Net investment income(a)	.26	(b)	.27	.35	.36	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.63	.61	(.70)	.52

Net increase (decrease) in net asset value from operations	.13	.90	.96	(.34)	.86

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.35)	(.34)	(.33)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.27)	(.47)	(.34)	(.33)

Net asset value, end of period	$ 8.40	$ 8.53	$ 7.90	$ 7.41	$ 8.09

Total Return
Total investment return based on net asset value(c)	1.53%	11.55%	13.95%	(4.42)%	11.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$616,000	$684,415	$526,963	$492,541	$307,616
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.67	%(d)	1.63%	1.75	%*	2.50%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60%	1.60	%(d)	1.60%	1.60%	2.50%
Expenses, before waivers/reimbursements	1.65%	1.73	%(d)	1.70%	1.86%	2.50%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.64%	1.65	%(d)	1.67%	1.71%	1.75%
Net investment income	3.09	%(b)	3.26	%(d)	4.92%	4.46%	4.37%
Portfolio turnover rate	65%	69%	91%	140%	170%

See footnote summary on page 64.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class AD
	Year Ended September 30,					November 5, 2007(e) to September 30, 2008
	2011		2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.34	(b)	.34		.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)		.64		.62	(.78)

Net increase (decrease) in net asset value from operations	.21		.98		1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.35)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.34)		(.35)		(.54)	(.39)

Net asset value, end of period	$ 8.37		$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(c)	2.55%		12.71%		15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$651,336		$457,794		$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.61%		.66	%(d)	.64%	.74	%(f)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60%		.60	%(d)	.60%	.60	%(f)
Expenses, before waivers/reimbursements	.65%		.72	%(d)	.69%	.88	%(f)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.64%		.65	%(d)	.65%	.74	%(f)
Net investment income	4.08	%(b)	4.21	%(d)	5.88%	5.37	%(f)
Portfolio turnover rate	65%		69%		91%	140%

See footnote summary on page 64.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,					November 5, 2007(e) to September 30, 2008
	2011		2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.30	(b)	.30		.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)		.64		.61	(.75)

Net increase (decrease) in net asset value from operations	.17		.94		.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.31)		(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.30)		(.31)		(.50)	(.35)

Net asset value, end of period	$ 8.37		$ 8.50		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(c)	2.05%		12.15%		14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,205		$11,857		$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.15	%(d)	1.15%	1.24	%(f)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.10%		1.10	%(d)	1.10%	1.10	%(f)
Expenses, before waivers/reimbursements	1.29%		1.35	%(d)	1.31%	1.48	%(f)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.28%		1.29	%(d)	1.27%	1.34	%(f)
Net investment income	3.60	%(b)	3.66	%(d)	5.35%	4.92	%(f)
Portfolio turnover rate	65%		69%		91%	140%

See footnote summary on page 64.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,					November 5, 2007(e) to September 30, 2008
	2011		2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.38	$ 8.14
Income From Investment Operations
Net investment income(a)	.33	(b)	.32		.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)		.64		.61	(.75)

Net increase (decrease) in net asset value from operations	.19		.96		1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.33)		(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.32)		(.33)		(.52)	(.37)

Net asset value, end of period	$ 8.37		$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(c)	2.32%		12.46%		14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,364		$1,261		$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.90	%(d)	.89%	.99	%(f)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.84%		.85	%(d)	.85%	.85	%(f)
Expenses, before waivers/reimbursements	1.00%		1.06	%(d)	.98%	1.09	%(f)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.99%		1.01	%(d)	.93%	.95	%(f)
Net investment income	3.86	%(b)	3.88	%(d)	5.63%	5.06	%(f)
Portfolio turnover rate	65%		69%		91%	140%

See footnote summary on page 64.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,	November 5, 2007(e) to September 30, 2008
2011	2010	2009

Net asset value, beginning of period	$ 8.50	$ 7.87	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.34	.34	.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.64	.66	(.83)

Net increase (decrease) in net asset value from operations	.22	.98	1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.35)	(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.35)	(.35)	(.54)	(.39)

Net asset value, end of period	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(c)	2.59%	12.77%	15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$158,050	$9,931	$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.59%	.63	%(d)	.60%	.74	%(f)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.58%	.57	%(d)	.54%	.60	%(f)
Expenses, before waivers/reimbursements	.59%	.63	%(d)	.60%	.77	%(f)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.58%	.57	%(d)	.54%	.63	%(f)
Net investment income	4.03%	4.17	%(d)	5.88%	5.45	%(f)
Portfolio turnover rate	65%	69%	91%	140%

See footnote summary on page 64.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of distribution.

(f)	Annualized.

*	Revised to include interest expense.

See notes to financial statements.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Bond Fund, Inc. (formerly AllianceBernstein Global Government Income Trust, Inc.) (the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Bond Fund, Inc. at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2011

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended September 30, 2011.

For foreign shareholders, 36.39% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	99	None

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, + + 79 (1992)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	99	None

John H. Dobkin, # 69 (1992)	Independent Consultant since prior 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	99	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	99	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	99	Cirrus Logic Corporation (semi-conductors) since prior to 2006 and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	99	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		99	None

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	99	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates since prior to 2006)

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	99	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an "interested person" of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
President and Chief Executive Officer

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Scott A. DiMaggio, 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Michael L. Mon, 42	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Douglas J. Peebles, 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Matthew S. Sheridan, 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2006.

Stephen M. Woetzel, 40	Controller	Vice President of ABIS,** with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Bond Fund, Inc., (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2 - 4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4 Also shown below are the Fund’s net assets as of September 30, 2010.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2010 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,987.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $108,358 (0.006% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written

3	Jones v. Harris at 11.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (03/31/10)		Fiscal Year End
Global Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	0.77 1.07 1.80 1.78 1.43 1.02 0.69	% % % % % % %	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other

5	Annualized.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.7

Fund	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Bond Fund, Inc.	$2,987.7	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.253%	0.492%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2	0.54%
	Global Bond Fund 3	0.45%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2010 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee
Global Bond Fund, Inc.	Client #1	0.30% of average daily net assets	0.300

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.9 Lipper’s

9	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Bond Fund, Inc.	0.493	0.553	1/6

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”) The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. The contractual management fee does not reflect the expense cap, which reduces the effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund[16]	0.898	0.994	2/6	1.132	2/22

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

15	Most recently completed fiscal year Class A share total expense ratio.

16	The Fund’s total expense ratio is capped at 0.90%.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

services to the Fund and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $120,043, $9,241,081 and $453,589 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $996,180 in fees from the Fund.17

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $3,884 under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2010.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	14.63	9.14	8.57	2/6	7/29
3 year	7.79	6.45	6.79	1/6	6/22
5 year	7.83	5.92	5.59	1/6	2/20
10 year	8.36	6.78	7.09	1/6	2/13

22	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	85

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2010 Annualized Net Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Bond Fund	14.48	7.69	7.77	8.34	8.75	7.76	0.73	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	7.12	6.49	5.14	5.80	N/A	6.18	0.68	10
Barclays Capital Global Treasury Index (USD hedged)[28]	5.43	6.09	4.93	5.43	6.66	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010. Benchmark inception is from the nearest month end after Fund’s actual inception date.

27	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

28	Benchmark inception is the nearest month end after the Fund’s actual inception date.

86	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	87

AllianceBernstein Family of Funds

NOTES

88	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	89

NOTES

90	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0151-0911

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit- Related Fees	Tax Fees
AB Global Bond Fund	2010	$55,000	$—	$18,568
	2011	$55,000	$253	$17,891

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2010	$729,965	$146,283
			$(127,715)
			$(18,568)
	2011	$806,892	$18,144
			$(253)
			$(17,891)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 21, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 21, 2011